Exhibit 99.1

FOR IMMEDIATE RELEASE

Editorial Contact:	Investor Contact:
Mary Camarata	Marshall Mohr
Adaptec, Inc.	Adaptec, Inc.
408-957-1630	408-957-6773
mary_camarata@adaptec.com	marshall_mohr@adaptec.com

ADAPTEC REPORTS THIRD QUARTER FY 2005 RESULTS

•                                          Q3 Revenue: $126.5 million

•                                          Q3 Earnings (Loss) per Share: $0.17 GAAP; ($0.03) Non-GAAP

MILPITAS, Calif., January 27, 2005 - Adaptec, Inc. (NASDAQ: ADPT), a global leader in storage solutions, today reported its financial results for the quarter ended December 31, 2004.

Net revenue for the third quarter of fiscal 2005 was $126.5 million, compared with $115.1 million for the third quarter of fiscal 2004 and $121.7 million for the second quarter of fiscal 2005.

Net income for the third quarter of fiscal 2005 on a generally accepted accounting principles (GAAP) basis was $22.5 million or $0.17 per share, compared with a net loss of ($3.0 million), or ($0.03) per share, for the third quarter of fiscal 2004 and a net loss of ($8.1 million), or ($0.07) per share, for the second quarter of fiscal 2005.

The non-GAAP net loss for the third quarter of fiscal 2005 was ($3.5 million), or ($0.03) per share, compared with net income of $5.0 million, or $0.05 per share, for the third quarter of fiscal 2004 and net income of $3.8 million, or $0.03 per share, for the second quarter of fiscal 2005. A reconciliation between GAAP net income (loss) and non-GAAP net income (loss) is provided in the attached tables.

Business Highlights

•                              In January 2005, Adaptec announced a strategic alliance with Vitesse, a leading provider of enterprise class storage IC solutions, to jointly develop and market next generation Serial-Attached SCSI (SAS) ASIC storage products. Adaptec expects the combination of Vitesse’s 6Gb/s mixed signaling and expander technology with Adaptec’s RAID and I/O technology and expertise will lead to a broader SAS product line, expanded market opportunity, and faster time to market of highly differentiated SAS products from Adaptec.

•                              Adaptec expanded its relationship with IBM regarding the eServer iSeries and pSeries products to allow IBM customers to purchase Adaptec-branded RAID and I/O products for these platforms through the IBM reseller channel.

•                              Adaptec’s fastest Snap Server ever, the Snap Server 18000, won a Product of the Year award for 2004 from Storage magazine in the Disk and Disk Subsystems category.  The Snap Server 18000 is a midrange solution that provides a unified block-and-file platform for consolidating multiple types of data across a broad range of applications and scales up to 30 terabytes at a cost of less than $5.00 per gigabyte.  Similarly, the Snap Server 1100, a workgroup product for the small office/home office, won a Best Buy for 2004 award from PC World magazine.

•                              Adaptec announced the availability of a larger 1.6TB version of its most popular network-attached storage (NAS) server, the Snap Server 4500, previously available only in a 1TB version. The product is scalable through the addition of two 1TB each expansion arrays to 3.6TB of total storage capacity.

•                              Adaptec announced the industry’s-first USB 2.0 dual TV-tuner that turns personal computers into media centers capable of viewing and recording multiple TV programs at once. This product has been selected by HP to ship with their new line of media center laptops, the HP Media Center zd8000 series Notebook PC.

Conference Call

Adaptec’s FY 2005 third-quarter earnings conference call is scheduled for 1:45 p.m. PDT on January 27, 2005. The dial-in number for the conference call is (706) 679-0658. Individuals may also participate free via Web cast by visiting www.adaptec.com/investor 15 minutes prior to the call. A telephone replay will be made accessible through

February 10, 2005, at (706) 645-9291, access code 2216031. A replay will also be available via Adaptec’s Web site at www.adaptec.com/investor.

Safe Harbor Statement

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events or the future performance of Adaptec including, but not limited to, statements regarding the expected benefits of its strategic alliance with Vitesse and its expanded relationship with IBM and the availability and functionality of new products. These forward-looking statements are based on current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. These risks include: product development and delivery challenges through the Vitesse alliance, Adaptec may encounter challenges in fulfilling its responsibilities under its expanded relationship with IBM, difficulty in forecasting the volume and timing of customer orders; reduced demand in the server, network storage and desktop computer markets; our target markets’ failure to accept, or delay in accepting, network storage and other advanced storage solutions, including our SAS, SATA and iSCSI lines of products; decline in consumer acceptance of our current products; the adverse effects of the intense competition we face in our business, and the continued effects of the current economic slowdown in the technology sector. For a more complete discussion of risks related to our business, reference is made to the section titled “Risk Factors” included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, on file with the Securities and Exchange Commission, and to the reports that we will file with the Securities and Exchange Commission in 2005. Adaptec assumes no obligation to update this information.

Adaptec, Inc.

GAAP Condensed Consolidated Statements of Operations and
Reconciliation of GAAP to Non-GAAP Operating Results (*)

(unaudited)

	Three-Month Period Ended
	December 31, 2004				December 31, 2003
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
	(in thousands, except per share amounts)

Net revenues	$126,548	$—		$126,548	$115,143	$—		$115,143
Cost of revenues	83,657	(193	)(a)	83,464	68,575	(375	)(b)	68,200
Gross profit	42,891	193		43,084	46,568	375		46,943
Operating expenses:
Research and development	29,970	(854	)(a)	29,116	25,103	(882	)(c)	24,221
Selling, marketing and administrative	21,260	(1,150	)(a)	20,110	19,745	(35	)(c)	19,710
Amortization of acquisition-related intangible assets	5,095	(5,095	)(d)	—	4,530	(4,530	)(e)	—
Write-off of acquired in-process technology	—	—		—	—	—		—
Restructuring charges	2,228	(2,228	)(f)	—	878	(878	)(f)	—
Other charges	(2,755)	2,755	(g)	—	—	—		—
Total operating expenses	55,798	(6,572)		49,226	50,256	(6,325)		43,931
Income (loss) from operations	(12,907)	6,765		(6,142)	(3,688)	6,700		3,012
Interest and other income	3,097	442	(h)	3,539	3,369	2,944	(i)	6,313
Interest expense	(1,083)	—		(1,083)	(2,322)	—		(2,322)
Income (loss) before income taxes	(10,893)	7,207		(3,686)	(2,641)	9,644		7,003
Provision for (benefit from) income taxes	(33,382)	33,230	(j)	(152)	372	1,589	(k)	1,961
Net income (loss)	$22,489	$(26,023)		$(3,534)	$(3,013)	$8,055		$5,042

Net income (loss) per common share:
Basic	$0.20			$(0.03)	$(0.03)			$0.05
Diluted	$0.17			$(0.03)	$(0.03)			$0.05

Shares used in computing net income (loss) per share:
Basic	111,136	—		111,136	108,858	—		108,858
Diluted	134,517	(23,381	)(l)	111,136	108,858	2,197	(m)	111,055

Adaptec, Inc.

GAAP Condensed Consolidated Statements of Operations and

Reconciliation of GAAP to Non-GAAP Operating Results (*)

(unaudited)

	Nine-Month Period Ended
	December 31, 2004				December 31, 2003
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
	(in thousands, except per share amounts)

Net revenues	$363,750	$—		$363,750	$331,628	$—		$331,628
Cost of revenues	217,065	(322	)(n)	216,743	192,849	(375	)(b)	192,474
Gross profit	146,685	322		147,007	138,779	375		139,154
Operating expenses:
Research and development	87,374	(3,610	)(n)	83,764	76,487	(3,224	)(c)	73,263
Selling, marketing and administrative	63,325	(3,503	)(n)	59,822	59,583	(215	)(c)	59,368
Amortization of acquisition-related intangible assets	13,205	(13,205	)(d)	—	14,067	(14,067	)(e)	—
Write-off of acquired in-process technology	5,200	(5,200	)(o)	—	3,649	(3,649	)(o)	—
Restructuring charges	4,975	(4,975	)(f)	—	2,704	(2,704	)(f)	—
Other charges	(2,755)	2,755	(g)	—	—	—		—
Total operating expenses	171,324	(27,738)		143,586	156,490	(23,859)		132,631
Income (loss) from operations	(24,639)	28,060		3,421	(17,711)	24,234		6,523
Interest and other income	8,599	1,692	(h)	10,291	64,491	(45,846	)(p)	18,645
Interest expense	(3,350)	—		(3,350)	(8,010)	—		(8,010)
Income (loss) before income taxes	(19,390)	29,752		10,362	38,770	(21,612)		17,158
Provision for (benefit from) income taxes	(33,826)	37,608	(j)	3,782	720	4,084	(k)	4,804
Net income	$14,436	$(7,856)		$6,580	$38,050	$(25,696)		$12,354

Net income per common share:
Basic	$0.13			$0.06	$0.35			$0.11
Diluted	$0.12			$0.06	$0.33			$0.11

Shares used in computing net income per share:
Basic	110,429	—		110,429	108,408	—		108,408
Diluted	131,607	(19,224	)(s)	112,383	126,578	(16,178	)(q)	110,400

(*) To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income/(loss) and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses.  These non-GAAP measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future.  Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that we believe are not indicative of our core operating results.  In addition, since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency in our financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. The non-GAAP information is presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

(a) Management incentive program of $1.4 million associated with the Snap Appliance acquisition (acquired in July 2004) and deferred compensation expense related to assumed stock options of $0.8 million associated with the Platys (acquired in August 2001) and Snap Appliance acquisitions. These assumed options were negotiated as part of the acquisitions and represent compensation over and above the amounts that we provide to these acquired employees.

(b) Warranty costs related to product support claims assumed in connection with the DPT acquisition (acquired in December 1999).

(c) Deferred compensation expense associated with the Platys acquisition.

(d) Amortization of acquisition-related intangible assets, primarily core and existing technologies, patents, trade name and supply agreement intangibles, related to the acquisitions of Platys, Eurologic (acquired in April 2003), ICP vortex (acquired in June 2003), Elipsan (acquired in February 2004), the IBM i/p Series RAID business (acquired in June 2004) and Snap Appliance.

(e) Amortization of acquisition-related intangible assets, primarily core technology and patent intangibles, related to the acquisitions of DPT, Platys, Eurologic and ICP vortex.

(f) Restructuring expense primarily related to activities under (i) the first, second and third quarters of fiscal 2005 restructuring plans to reduce headcount, consolidate facilities and other actions related to the Snap Appliance acquisition and (ii) the second and third quarter of fiscal 2004 restructuring plans related to actions to reduce headcount and consolidate facilities related to our DSG segment.

(g) Gain on sale of long-lived assets.

(h) Expense related to a license and release agreement to settle claims that some of our products infringed certain patents.

(i) Loss on repurchase of 3% convertible notes.

(j) Incremental income taxes associated with certain non-GAAP adjustments and a tax benefit from certain discrete tax events during the second and third quarter of fiscal 2005 related to the method and amount of settled tax controversies.

(k) Incremental income taxes associated with certain non-GAAP adjustments.

(l)  Anti-dilutive effect of employee stock options and convertible notes.

(m) Dilutive effect of employee stock options.

(n) Management incentive program of $4.3 million associated with the Snap Appliance acquisition, deferred compensation expense of $2.5 million associated with the Platys and Snap Appliance acquisitions and cash hire-on payments of $0.6 million associated with the IBM i/p Series RAID business acquisition. These assumed options and special bonus arrangements were negotiated as part of the acquisitions and represent compensation over and above the amounts that we provide to these acquired employees.

(o) In-process write-off of research and development costs associated with the Snap Appliance acquisition of $2.2 million, the IBM i/p Series RAID business acquisition of $3.0 million and the Eurologic acquisition of $3.6 million.

(p) Gain of $49.3 million related to the settlement with the former president of DPT over claims that representations and warranties made by DPT stockholders as part of the acquisition were incomplete or inaccurate, loss of $2.9 million on repurchase of 3% convertible notes, loss of $0.8 million on redemption of 4 ¾% convertible notes, and realized gains of $0.3 million on investments.

(q) Anti-dilutive effect of 3% convertible notes.

(r) Management incentive program of $2.9 million associated with the Snap Appliance acquisition, deferred compensation expense of $0.9 million associated with the Platys and Snap Appliance acquisitions and cash hire-on payments of $0.6 million associated with the IBM i/p Series RAID business acquisition. These assumed options and special bonus arrangements were negotiated as part of the acquisitions and represent compensation over and above the amounts that we provide to these acquired employees.

(s) Anti-dilutive effect of  ¾% convertible notes.

(t) Dilutive effect of  employee stock options and ¾% convertible notes.

Adaptec, Inc.

Summary Balance Sheet and Cash Flow Data

(unaudited)

	As of
	December 31, 2004	March 31, 2004	December 31, 2003
	(in thousands)

Balance Sheet Data
Cash, cash equivalents and marketable securities	$517,176	$663,854	$744,773
Accounts receivable, net	87,488	51,562	51,625
Inventories	56,650	48,888	50,772
Goodwill and other intangible assets	247,359	117,394	104,907
Other assets	208,452	169,406	161,501
Total assets	$1,117,125	$1,051,104	$1,113,578

Current liabilities	165,593	142,361	146,016
Convertible notes and other long-term obligations	285,464	263,852	352,533
Stockholders’ equity	666,068	644,891	615,029
Total liabilities and stockholders’ equity	$1,117,125	$1,051,104	$1,113,578

	Three-Month Period Ended
	December 31, 2004	September 30, 2004	December 31, 2003
	(in thousands)

Cash Flow Data
Net income (loss)	$22,489	$(8,063)	$(3,013)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operations:
Non-cash P&L items:
Non-cash restructuring charges	—	—	39
Non-cash effect of tax settlement	(21,941)	—	—
Write-off of acquired in-process technology	—	2,200	—
Stock-based compensation related to Platys and Snap Appliance	1,129	873	907
Loss on repurchase of 3% convertible notes	—	—	2,944
Gain on sale of long-lived assets	(2,755)	—	—
Depreciation and amortization	12,384	12,261	13,802
Other items	(187)	(3,908)	(274)
Changes in assets and liabilities	(27,080)	(11,533)	(3,352)
Net cash provided by (used for) operating activities	$(15,961)	$(8,170)	$11,053

Other significant cash flow activities:
Payments for business acquisitions, net of cash acquired	—	(76,503)	—
Payments of general holdback in connection with acquisition of Eurologic	(2,279)
Payments of general holdback in connection with acquisition of Platys	—	—	(32)
Proceeds from sale of long-lived assets	9,577	—	—
Proceeds from issuance of 3/4% convertible notes, net of issuance cost	—	—	218,250
Repurchase of 3% convertible notes	—	—	(124,233)
Purchase of convertible bond hedge	—	—	(64,140)
Proceeds from issuance of warrants	—	—	30,390

Adaptec, Inc.

GAAP Condensed Consolidated Statements of Operations and

Reconciliation of GAAP to Non-GAAP Operating Results (*)

(unaudited)

	Three-Month Period Ended September 30, 2004
	GAAP	Adjustments		Non-GAAP
	(in thousands, except per share amounts)

Net revenues	$121,700	$—		$121,700
Cost of revenues	68,274	(129	)(r)	68,145
Gross profit	53,426	129		53,555
Operating expenses:
Research and development	32,016	(1,987	)(r)	30,029
Selling, marketing and administrative	23,129	(2,317	)(r)	20,812
Amortization of acquisition-related intangible assets	5,181	(5,181	)(d)	—
Write-off of acquired in-process technology	2,200	(2,200	)(o)	—
Restructuring charges	1,928	(1,928	)(f)	—
Total operating expenses	64,454	(13,613)		50,841
Income (loss) from operations	(11,028)	13,742		2,714
Interest and other income	3,659	—		3,659
Interest expense	(1,145)	—		(1,145)
Income (loss) before income taxes	(8,514)	13,742		5,228
Provision for (benefit from) income taxes	(451)	1,915	(j)	1,464
Net income (loss)	$(8,063)	$11,827		$3,764

Net income (loss) per common share:
Basic	$(0.07)			$0.03
Diluted	$(0.07)			$0.03

Shares used in computing net income (loss) per share:
Basic	110,312	—		110,312
Diluted	110,312	21,530	(t)	131,842

Please see the footnotes accompanying the Condensed Consolidated Statement of Operations for the three- and nine-month periods ended December 31, 2004 and 2003 for an explanation of the footnotes referred to in the table above.